UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 9, 2005

                                 ROOMLINX, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                        000-26213                83-0401552
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)


401 Hackensack Avenue, 3rd Floor, Hackensack, New Jersey                  07601
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (201) 525-1777
        --------------------------------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

      RoomLinX, Inc. (the "Company") intends to post to its website and otherwise make available to its shareholders a newsletter presenting certain information regarding the Company. A copy of the newsletter is attached hereto as Exhibit 99.1.

Item 8.01         Other Events.

      On March 9, 2005, the Company issued a press release announcing the Company's retention of Casimir Capital LP as financial advisors and Cubitt Jacobs & Prosek Communications as investor relations counsel. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

      The following exhibit has been furnished with this Current Report on Form 8-K:

      Exhibit 99.1 Investor Relations Newsletter

      The following exhibit has been filed with this Current Report on Form 8-K:

      Exhibit 99.2 Press Release of RoomLinX, Inc., dated March 9, 2005


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ROOMLINX, INC.


                                      By: /s/ Frank Elenio
                                          --------------------------------------
                                          Name:  Frank Elenio
                                          Title: Chief Financial Officer

Dated:  March 9, 2005


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

                                  EXHIBIT INDEX

      The following exhibit has been furnished with this Current Report on Form 8-K:

      Exhibit 99.1 Investor Relations Newsletter

      The following exhibit has been filed with this Current Report on Form 8-K:

      Exhibit 99.2 Press Release of RoomLinX, Inc., dated March 9, 2005

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